UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective November 20, 2017, Irene B. Rosenfeld stepped down from the position of CEO of Mondelēz International, Inc. (the “Company”) but continues to serve as Chairman of the Board of Directors (the “Board”) for a transition period through March 31, 2018, at the end of which she will retire from the Company and resign from the Board.

On December 12, 2017, the Human Resources and Compensation Committee (the “Compensation Committee”) of the Board approved Ms. Rosenfeld’s compensation for her service as Chairman for the period from January 1, 2018 through March 31, 2018. Effective January 1, 2018, Ms. Rosenfeld will receive over the course of that period $500,000 in salary.

Upon retirement, she will also be eligible to receive continued vesting of her outstanding grants of performance share units for the 2016-2018 and 2017-2019 performance cycles. The number of shares awarded under each of these grants will be determined by the Compensation Committee based on the Company’s performance on key financial goals for the relevant performance cycle and will vest on the original vesting dates after each respective performance cycle. Per plan provisions, Ms. Rosenfeld’s unvested 2016 and 2017 stock option grants will also continue to vest in accordance with their original vesting schedule and will expire at the end of their full term.

There is no change to Ms. Rosenfeld’s compensation for the period from November 20, 2017 through December 31, 2017, and she will receive no additional compensation for her service to the Company other than as summarized above. Because she is an employee, Ms. Rosenfeld is not eligible for any additional compensation for her service as a director.

The compensation summarized above is subject to Ms. Rosenfeld’s compliance with restrictive covenants including non-compete, non-solicitation and non-disparagement and confidentiality provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward

Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: December 18, 2017